UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

Morphic Holding, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38940	47-3878772
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

35 Gatehouse Drive, A2 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 996-0955

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MORF	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 25, 2023, Morphic Holding, Inc. (the “Company”) presented data from the main cohort (n=35) of the EMERALD-1 open-label, single-arm Phase 2a trial of MORF-057 at a dose of 100 mg twice daily in patients with moderate to severe ulcerative colitis. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements regarding the clinical development of MORF-057. Statements including words such as “believe,” “plan,” “continue,” “expect,” “will be,” “develop,” “signal,” “potential,” “anticipate” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties disclosed in this Current Report on Form 8-K and other risks set forth in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof, and Morphic specifically disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	EMERALD-1 Phase 2a Data Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORPHIC HOLDING, INC.

Date: April 25, 2023	By:	/s/ Marc Schegerin
Marc Schegerin, M.D.
Chief Financial Officer and Chief Operating Officer